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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 1, 2001 (June 1, 2001)
                                                 -------------------------------


                              LOG ON AMERICA, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                     0-25761                 05-0496586
--------------------------         -------------           --------------------
(State or other jurisdic-           (Commission              (IRS Employer
 tion of incorporation)             File Number)            Identification No.)

One Cookson Place, 6th Floor    Providence, Rhode Island               02903
--------------------------------------------------------            -----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:         (401) 459-6298
                                                     ---------------------------


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Item 5. Other Events.
        -------------

         U. S. Securities and Exchange Commission Investigation.
         ------------------------------------------------------

         The U.S. Securities and Exchange Commission (the "SEC") is engaged in an investigation regarding, among other things, statements made by certain persons or entities in connection with the offer and sale of Log On America, Inc. securities. None of the Company's current officers or directors have sold any of their Log On America securities to date. The Company is cooperating with the SEC in its investigation. The investigation is ongoing.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LOG ON AMERICA, INC.

June 1, 2001                                    By: /s/ David R. Paolo
                                                   -----------------------------
                                                   David R. Paolo, President